Exhibit 10.5

METABOLEX, INC.

AMENDED AND RESTATED VOTING AGREEMENT

October 1, 2009

METABOLEX, INC.

AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDED AND RESTATED VOTING AGREEMENT (the “Agreement”) is made and entered into as of October 1, 2009, by and among METABOLEX, INC., a Delaware corporation (the “Company”) and the persons and entities listed on Exhibit A hereto (the “Investors”), the persons listed on Exhibit B hereto (the “Key Holders”).

WITNESSETH

WHEREAS, the Key Holders hold in the aggregate two hundred eight thousand four hundred fifty (208,450) shares of the Company’s Common Stock (the “Common Stock”);

WHEREAS, certain of the Investors are entering into a Loan Facility Agreement (the “Loan Facility Agreement”) of even date herewith pursuant to which such Investors may in the future be issued Convertible Promissory Notes (the “Notes”) that will be convertible into shares of the Company’s Series E-1 Preferred Stock or Series E-2 Preferred Stock (collectively, the “Series E Stock”), pursuant to the Notes (collectively, the “Financing”);

WHEREAS, the obligations in the Loan Facility Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A-1 Preferred Stock (the “Series A-1 Stock”), Series B-1 Preferred Stock (the “Series B-1 Stock”), Series C-1 Preferred Stock (the “Series C-1 Stock”) and/or Series D-1 Preferred Stock (the “Series D-1 Stock,” the Series A-1 Stock, Series B-1 Stock, Series C-1 Stock, Series D-1 Stock and Series E Stock shall be referred to herein collectively as the “Preferred Stock”);

WHEREAS, the Prior Investors are parties to an Amended and Restated Voting Agreement dated as of April 12, 2007, by and among the Company, the Prior Investors and the Key Holders (the “Prior Agreement”);

WHEREAS, the parties to such Prior Agreement desire to amend and restate the Prior Agreement and to accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Investors and the Key Holders have agreed to provide for the future voting of their shares of the Company’s capital stock as set forth below.

Now, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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AGREEMENT

1.	VOTING.

1.1 Investor Shares. The Investors each agree to hold all shares of voting capital stock of the Company (including but not limited to all shares of Common Stock issued upon conversion of the Preferred Stock) registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

1.2 Key Holder Shares The Key Holders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Key Holders after the date hereof (hereinafter collectively referred to as the “Key Holder Shares”) subject to, and to vote the Key Holder Shares in accordance with, the provisions of this Agreement.

1.3 Election of Directors. On all matters relating to the election of directors of the Company, the Investors agree to vote all Investor Shares held by them and the Key Holders agree to vote all Key Holder Shares held by them (or the holders thereof in either case shall consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect members of the Company’s Board of Directors as follows:

(a) At each election of directors in which the holders of Series B-1 Stock, voting as a separate class, are entitled to elect five (5) directors of the Company pursuant to the Company’s Certificate of Incorporation, as may be amended from time to time (the “Restated Certificate”), the Investors shall vote all of their respective Investor Shares so as to elect:

(i) one representative of Alta Partners (“Alta”) so long as it holds not less than One Million (1,000,000) shares of Series B-1 Stock (as adjusted for stock splits, combinations, dividends and the like), which individual shall initially be Edward Penhoet;

(ii) one representative of Venrock Associates (“Venrock”) so long as it holds not less than One Million (1,000,000) shares of Series B-1 Stock (as adjusted for stock splits, combinations, dividends and the like), which individual shall initially be Anthony Evnin;

(iii) one representative of Versant Ventures (“Versant”) so long as it holds not less than One Million (1,000,000) shares of Series B-1 Stock (as adjusted for stock splits, combinations, dividends and the like), which individual shall initially be Bradley J. Bolzon;

(iv) one representative of Biotech Turnaround Fund B.V. (“BTF”) so long as it holds not less than One Million (1,000,000) shares of Series B-1 Stock (as adjusted for stock splits, combinations, dividends and the like), which individual shall initially be Daan van de Noort; and

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(v) one representative of Bay City Capital Fund II, L.P. (“BCC”) so long as it holds not less than One Million (1,000,000) shares of Series B-1 Stock (as adjusted for stock splits, dividends and the like), which individual shall initially be Carl Goldfischer.

Any vote taken to remove any director elected pursuant to this Section 1.3(a), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.3(a), shall also be effected in the manner provided in this Section 1.3(a). Upon the request of any party entitled to designate a director as provided in this Section 1.3(a), each Investor agrees to vote its Investor Shares for the removal of such director.

(b) At each election of directors in which the holders of Series D-1 Stock, voting as a separate class, are entitled to elect one (1) director of the Company pursuant to the Restated Certificate, the Investors shall vote all of their respective Investor Shares so as to elect one representative designated by MPM BioEquities Master Fund, LP (“MPM”) so long as it holds not less than Five Hundred Thousand (500,000) shares of Series D-1 Stock (as adjusted for stock splits, combinations, dividends and the like), which individual shall initially be Kurt von Emster. Any vote taken to remove any director elected pursuant to this Section 1.3(b), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.3(b), shall also be subject to the provisions of this Section 1.3(b). Upon the request of MPM, each Investor agrees to vote its Investor Shares for the removal of such director, so long as MPM holds the requisite number of shares of Series D-1 Stock as set forth above.

(c) At each election of directors in which the holders of Common Stock, voting as a separate class, are entitled to elect one (1) director of the Company pursuant to the Restated Certificate, the Key Holders and the Investors shall vote all of their respective Key Holder Shares and Investor Shares so as to elect the individual who is then the duly appointed chief executive officer of the Company, which individual shall initially be Harold Van Wart.

Any vote taken to remove any director elected pursuant to this Section 1.3(c), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.3(c), shall also be subject to the provisions of this Section 1.3(c). In the event that the person serving as the director to be elected as set forth in this Section 1.3(c) ceases to serve as the chief executive officer of the Company, each Key Holder and Investor agrees to vote its Key Holder Shares or Investor Shares, as applicable, for the removal of such director at the request of a majority of the Board of Directors, excluding the director to be removed.

(d) At each election of directors in which the holders of Common Stock and holders of Preferred Stock, voting together as a single class, are entitled to elect directors of the Company, the Key Holders and Investors shall vote all of their respective Key Holder Shares and Investor Shares so as to elect two (2) members who shall be independent board members with relevant industry experience who are acceptable to a majority of the other directors, who shall initially be Robert Zerbe and Louis Lange.

Any vote taken to remove any director elected pursuant to this Section 1.3(d), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.3(d), shall also be subject to the provisions of this Section 1.3(d).

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(e) Aggregation of Stock. For purposes of calculating the number of shares of Series B-1 Stock held by any Investor, all shares of Series B-1 Stock held or acquired by any entities affiliated with, under common control, controlled by or controlling each such Investor shall be aggregated together for the purpose of determining the availability of any rights under Section 1.3(a).

1.4 No Liability for Election of Recommended Director. None of the parties hereto and no officer, director, stockholder, partner, employee or agent of any party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board of Directors by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

1.5 Visitation Rights. The Company shall allow one representative designated by KBC Bank NV (“KBC”) so long as it, together with its affiliates and related entities under common control, collectively hold not less than Seven Hundred Thousand (700,000) shares of Series B-1 Stock (as adjusted for stock splits, combinations, dividends and the like), to attend all meetings of the Company’s Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents, board information packages and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, or to protect highly confidential information or for other similar reasons, or if a conflict of interest exists. The decision of the Board with respect to the privileged or confidential nature of such information or whether a conflict of interest exists shall be final and binding.

1.6 Legend.

(a) Each stock certificate representing the Key Holder Shares and Investor Shares shall be imprinted with the following restrictive legend (the “Legend”):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

(b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Investor Shares or Key Holders Shares theretofore represented by a certificate carrying the Legend.

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1.7 Successors. The provisions of this Agreement shall be binding upon the successors in interest to any of the Key Holder Shares or Investor Shares. The Company shall not permit the transfer of any of the Key Holder Shares or Investor Shares on its books or issue a new certificate representing any of the Key Holder Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Holder or Investor, as applicable.

1.8 Change of Control. In the event that holders of at least (i) sixty-six and two-thirds percent (66 2/3%) of the Series B-1 Stock (voting as a separate class), and (ii) seventy-five percent (75%) of the Series D-1 Stock and Series E Stock (voting together as a single class) (collectively, the “Requisite Investors”) approve any acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any merger, tender offer, stock sale, stock exchange, reorganization or other business combination) in which the holders of the Company’s issued and outstanding voting securities immediately prior to such transaction, do not own or control at least a majority of the combined voting power of the voting securities of the surviving entity (or its parent) in substantially the same proportion as their ownership prior to such transaction (except as provided herein or in connection with an internal restructuring, reorganization or recapitalization of the Company), or any sale, lease or other disposition of all or substantially all of the assets of the Company or the exclusive license of substantially all of the intellectual property of the Company to a third party (each, a “Sale of the Company”); provided, however, that, a Sale of the Company shall not include (x) any consolidation or merger effected exclusively to change the domicile of the Company or (y) any transaction or series of transactions that are principally for bona fide equity financing purposes in which cash is received by the Company or indebtedness of the Company is cancelled or converted or a combination thereof (such approved Sale of the Company, an “Approved Sale”), the Key Holders and Investors shall each consent to vote for and raise no objections to the Approved Sale, and (i) if the Approved Sale is structured as a merger or consolidation of the Company, or a sale, lease or other disposition of all or substantially all of the assets of the Company or the exclusive license of substantially all of the intellectual property of the Company to a third party, the Key Holders and Investors shall each waive any dissenters rights, appraisal rights or similar rights in connection with the Approved Sale, or (ii) if the Approved Sale is structured as a sale of the stock of the Company, the Key Holders and Investors shall each agree to sell their Key Holder Shares and Investor Shares on the terms and conditions approved by the Requisite Investors, provided such terms do not provide that the Key Holder or Investor would receive less than the relative amount (as compared to other classes of stockholders of the Company) that would be distributed to such Key Holder or Investor in the event the proceeds of the sale of the Company were distributed in accordance with the Company’s Certificate of Incorporation as in effect on the date hereof. The Key Holders and the Investors shall each take all necessary and desirable actions approved by the Requisite Holders in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (i) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements (with respect only to the Key Holders), escrow agreements and other provisions and agreements relating to such Approved Sale and (ii) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale; provided, however, that (A) no Key Holder or Investor

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compelled to take any action contemplated by this Section 1.8 in connection with the Approved Sale shall be required to make any representations or warranties regarding the Company, (B) any indemnification obligation or other contractual liability of any Key Holder or Investor incurred in connection with the Approved Sale shall be apportioned among the stockholders of the Company in proportion to the amount of consideration to be received by each stockholder and, in any event, shall be limited to the amount of consideration, if any, placed in escrow pursuant to such Approved Sale, (C) any such escrow shall be limited in duration to no more than one (1) year following the closing of such Approved Sale, (D) no more than 10% of the aggregate consideration relating to such Approved Sale shall be subject to any such escrow agreement or provision, and (E) any escrowed amounts shall be both withheld from and distributed out of such escrow account pro rata in accordance with each stockholder’s aggregate proceeds from the Approved Sale.

1.9 Irrevocable Proxy. To secure the Key Holder’s and the Investor’s obligations to vote the Key Holder Shares and the Investor Shares in accordance with this Agreement, each Key Holder and each Investor hereby grants to a stockholder designated by the Board of Directors an irrevocable proxy to vote all of such Key Holder’s Key Holder Shares or such Investor’s Investor Shares as set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Key Holder or Investor if, and only if, such Key Holder or Investor fails to vote all of such Key Holder’s Key Holder Shares or such Investor’s Investor Shares or execute such other instruments in accordance with the provisions of this Agreement within five (5) business days of the Company’s or any other party’s written request for such Key Holder’s or Investor’s written consent or signature. The proxy and power granted by each Key Holder and Investor pursuant to this Section are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term of this Agreement. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Key Holder Shares or Investor Shares, as applicable, and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any Investor Shares or Key Holder Shares.

1.10 Other Rights. Except as provided by this Agreement or any other agreement entered into in connection with the Financing, each Key Holder and Investor shall exercise the full rights of a holder of capital stock of the Company with respect to the Key Holder Shares and the Investor Shares, respectively.

2.	TERMINATION.

2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, upon which date it shall terminate in its entirety:

(a) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended, in which the shares of Preferred Stock are converted to Common Stock.

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(b) the date of the closing of an Acquisition or Asset Transfer, each as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof, provided, that in the case of an Asset Transfer, this Agreement will not terminate until all sale proceeds available for distribution to the stockholders are distributed to such stockholders; or

(c) the date as of which the parties hereto terminate this Agreement by written consent of holders of (i) a majority of Common Stock held by the Key Holders then providing services to the Company as officers, directors, employees or consultants, (ii) at least sixty-six and two-thirds percent (66 2/3%) in interest of the holders of Series B-1 Stock (voting as a separate class), and (iii) at least seventy-five percent (75%) in interest of the holders of Series D-1 Stock and Series E Stock (voting together as a single class).

3.	MISCELLANEOUS.

3.1 Ownership. Each Key Holder represents and warrants to the Investors and the Company that (a) such Key Holder now owns the Key Holder Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one that has expired or terminated prior to the date hereof, and (b) such Key Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Holder enforceable in accordance with its terms. Each Investor represents and warrants to the Investors and the Company that (x) such Investor now owns, as of the date hereof, the Investor Shares, free and clear of liens or encumbrances (other than those imposed by law), and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one that has expired or terminated prior to the date hereof, and (x) such Investor has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Investor enforceable in accordance with its terms.

3.2 Further Action. If and whenever the Key Holder Shares or Investor Shares are sold, the Key Holders or the Investors, as the case may be, or the personal representative of the Key Holders or the Investors, as the case may be, shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Key Holder Shares or Investor Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

3.3 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages that will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his, her or its heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

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3.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as such laws are applied to agreements among Delaware residents entered into and performed entirely within the State of Delaware. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Francisco, California. Each party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement.

3.5 Amendment or Waiver.

(a) This Agreement may be amended or modified (or provisions of this Agreement waived) only upon the written consent of (i) the Company, (ii) holders of a majority in interest of Common Stock held by the Key Holders then providing services to the Company as officers, directors, employees or consultants, (iii) at least sixty-six and two-thirds percent (66 2/3%) in interest of the holders of Series B-1 Stock (voting as a separate class), and (iv) at least seventy-five percent (75%) in interest of the holders of Series D-1 Stock and Series E Stock (voting together as a single class).

(b) Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party, provided, however, that notwithstanding the foregoing:

(i) Sections 1.3(a)(i) of this Agreement shall not be amended or waived without the written consent of Alta;

(ii) Section 1.3(a)(ii) of this Agreement shall not be amended or waived without the written consent of Venrock;

(iii) Section 1.3(a)(iii) of this Agreement shall not be amended or waived without the written consent of Versant;

(iv) Section 1.3(a)(iv) of this Agreement shall not be amended or waived without the written consent of BTF;

(v) Section 1.3(a)(v) of this Agreement shall not be amended or waived without the written consent of BCC;

(vi) Section 1.3(b) of this Agreement shall not be amended or waived without the written consent of MPM; and

(vii) Section 1.5 of this Agreement shall not be amended or waived without the written consent of KBC;

provided further that such written consent of Alta, Venrock, Versant, BTF, BCC, MPM and/or KBC to amend or waive such applicable section, shall only be required if Alta, Venrock, Versant, BTF, BCC, MPM and/or KBC, as the case may be, maintain the right to nominate a director or observer, as the case may be, pursuant to such section.

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3.6 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.7 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

3.8 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Key Holder Shares or Investor Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Key Holder Shares or Investor Shares, as the case may be, for purposes of this Agreement.

3.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one instrument. Copies of original signature pages sent by facsimile and/or PDF shall have the same effect as signature pages containing original signatures.

3.10 Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

3.11 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement by law, or otherwise afforded to any party, shall be cumulative and not alternative.

3.12 Attorney’s Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.13 Notices. All notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be

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notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All communications to the Investors and the Key Holders shall be sent to the addresses appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

3.14 Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

3.15 Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

3.16 Amendment of Prior Agreement. The Prior Agreement is hereby amended and superseded in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the parties required for an amendment pursuant to Section 3.5 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety by the provisions hereof and shall have no further force or effect.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED VOTING AGREEMENT as of the date first above written.

COMPANY:

METABOLEX, INC.

By:	/s/ Harold Van Wart
Harold Van Wart
President and Chief Executive Officer

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

ABBOTT LABORATORIES

By:	/s/ W.J. Chase

Print Name:	W.J. CHASE

Title:	VP & TREASURER

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

INVESTORS:

ALLIANCEBERNSTEIN VENTURE FUND I, L.P.

By: AllianceBernstein ESG Venture Management, L.P., its general partner

By: AllianceBernstein Global Derivatives Corporation, its general partner

By:	/s/ Illegible

Print Name:

Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

INVESTORS:

ALTA BIOPHARMA PARTNERS III, L.P.

By:	Alta BioPharma Management III, LLC,

By:	/s/ Illegible
Director

ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG

By:	Alta BioPharma Management III, LLC

By:	/s/ Illegible
Director

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

By:	/s/ Illegible
Manager

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

ALTANA INNOVATIONSFONDS GMBH

By:	/s/ Illegible
Name:
Title: Managing Director

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

BANCA DELLA SVIZZIERA ITALIANA

By:	/s/ M. Rinaldi	/s/ R. Paglia

Print Name:
	M. Rinaldi	R. PAGLIA

Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

THE BAY CITY CAPITAL FUND II, L.P.
By:	Bay City Capital Management II LLC, its General Partner

By:	/s/ Carl Goldfischer
	Name:	Carl Goldfischer
	Title:	Manager and Managing Director

THE BAY CITY CAPITAL FUND II, CO-INVESTMENT FUND, L.P.

By:	Bay City Capital Management II LLC, its General Partner

By:	/s/ Carl Goldfischer
	Name:	Carl Goldfischer
	Title:	Manager and Managing Director

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

BENCH INTERNATIONAL

By:	/s/ Stephen J. Williams

Print Name:	Stephen J. Williams

Title:	President

STEPHEN J. WILLIAMS

/s/ Stephen J. Williams

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

Stephen J. Bergman Revocable Trust dated 1/22/99

By:	/s/ Stephen Bergman

Print Name:	Stephen Bergman

Title:	Officer

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

BIOTECH TURNAROUND FUND B.V.

By:	/s/ D.A. van den Noort
	Name:	D.A. van den Noort
	Title	CIO BTF

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

BIRCHMERE VENTURES II, L.P.

By:	/s/ Gary G. Glausser
	Name:	GARY G. GLAUSSER
	Title	PARTNER

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

CHARTER ENTREPRENEURS FUND IV, L.P.

By:	/s/ Illegible

Print Name:

Title:

CHARTER ADVISORS FUND IV, L.P.

By:	/s/ Illegible

Print Name:

Title:

CHARTER VENTURES

By:	/s/ Illegible

Print Name:

Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

CHARTER VENTURES II, L.P.

By:	/s/ Illegible

Print Name:

Title:

CHARTER VENTURES IV, L.P.

By:	/s/ Illegible

Print Name:

Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Capital, L.P.
By:	J.E. Flynn Capital LLC, General Partner

By:	/s/ Illegible.
Name:
Title:

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:	Deerfield Management Company
By:	Flynn Management LLC,
General Partner

By:	/s/ Illegible
Name:
Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

JOHNSON & JOHNSON DEVELOPMENT CORPORATION

By:	/s/ Asish K. Xavier
	Name:	ASISH K. XAVIER
	Title	Vice President, Venture Investments

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

THE KRESGE FOUNDATION

By:	/s/ Robert J. Manilla
	Name:	ROBERT J. MANILLA
	Title:	Chief Investment Officer

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

KBC PRIVATE EQUITY NV

By:	/s/ Floris Vansina

Print Name:	Floris Vansina

Title:	Managing Director KBC Private Equity NV

By:	/s/ Ann De Meulenaere

Print Name:	Ann De Meulenaere

Title:	Legal Advisor KBC Private Equity NV

KBC PRIVATE EQUITY FUND BIOTECH NV

By:

Print Name:

Title:

By:

Print Name:

Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

KBC PRIVATE EQUITY NV

By:

Print Name:

Title:

By:

Print Name:

Title:

KBC PRIVATE EQUITY FUND BIOTECH NV

By:	/s/ Illegible

Print Name:

Title:

By:

Print Name:

Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

KBC EQUITY FUND - BIOTECHNOLOGY

By:	/s/ Werner Van Steen

Print Name:	WERNER VAN STEEN

Title:	CHAIRMAN

By:	/s/ Guido Billion

Print Name:	GUIDO BILLION

Title:	DIRECTOR

KBC EQUITY FUND - PHARMA

By:	/s/ Werner Van Steen

Print Name:	WERNER VAN STEEN

Title:	CHAIRMAN

By:	/s/ Guido Billion

Print Name:	GUIDO BILLION

Title:	DIRECTOR

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

MERLIN BIOMED PRIVATE EQUITY FUND, L.P.

By:	/s/ Illegible
Name:
Title

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

MPM BIOEQUITIES MASTER FUND, LP

By: MPM BioEquities GP, L.P., its General Partner

By:	/s/ John Vander Vort
Name: JOHN VANDER VORT
Title: MANAGER

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

NEXT CHAPTER HOLDINGS LP

By:	/s/ Mark R. Pattis

Print Name:	Mark R. Pattis

Title:	President, Corp GP.

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

NORTHCABIN & CO. (NOMINEE FBO ACORN U.S.A.)

By:	/s/ Richard Watson

Print Name:	Richard Watson

Title:	Analyst

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

NOVO A/S

By:	/s/ Thomas Dyrberg

Print Name:	Thomas Dyrberg

Title:	Senior Partner

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

PICTET FUNDS (LUX)

By:	/s/ Michele Berger /s/ Frédéric Fasel
Name: Michele Berger / Frédéric Fasel
Title Directors

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

TROUT PARTNERS LLC

By:	/s/ Illegible
Name:
Title

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

By:	/s/ Jay S. Markowitz
Name: Jay S. Markowitz
Title Vice President

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

VALINCO INVESTMENTS LIMITED

By:	/s/ Catharine Lymbery

Print Name:	CATHARINE LYMBERY

Title:	DIRECTOR

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

VANTAGEPOINT CDP PARTNERS, LP.
By:	VantagePoint CDP Associates, L.P.
By:	VantagePoint CDP Associates, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

CDP CAPITAL-TECHNOLOGY VENTURES U.S. FUND 2002 L.P.

By:
Name:
Title:

By:
Name:
Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

VANTAGEPOINT CDP PARTNERS, LP.
By:	VantagePoint CDP Associates, L.P.
By:	VantagePoint CDP Associates, L.L.C., its General Partner

By:
Name:
Title:

CDP CAPITAL-TECHNOLOGY VENTURES U.S. FUND 2002 L.P.

By:	/s/ Michel Lefebvre
	Name:	Michel Lefebvre
	Title:	Vice-président, administration Placements privés

By:	/s/ Monique Laliberté
	Name:	Monique Laliberté
	Title:	Investment Manager

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

VENROCK PARTNERS, L.P.

By: Venrock Partners Management, LLC
Its: General Partner

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	Member

VENROCK ASSOCIATES IV, L.P.

By: Venrock Management IV, LLC
Its: General Partner

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	Member

VENROCK ENTREPRENEURS FUND IV, L.P.

By: VEF Management IV, LLC
Its: General Partner

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	Member

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

VERSANT VENTURE CAPITAL II, L.P.

By:	Versant Ventures II, LLC
Its:	General Partner

/s/ Bradley J. Bolzon, Ph.D.
Bradley J. Bolzon, Ph.D.
Managing Director

VERSANT SIDE FUND II, L.P.

By:	Versant Ventures II, LLC
Its:	General Partner

/s/ Bradley J. Bolzon, Ph.D.
Bradley J. Bolzon, Ph.D.
Managing Director

VERSANT AFFILIATES FUND II-A, L.P.

By:	Versant Ventures II, LLC
Its:	General Partner

/s/ Bradley J. Bolzon, Ph.D.
Bradley J. Bolzon, Ph.D.
Managing Director

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

LUKE EVNIN

By:	/s/ Luke Evnin
	Name:	LUKE EVNIN
Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

THE KONRAD HANS VON EMSTER III AND ELIZABETH F. VON EMSTER REVOCABLE TRUST DATED JANUARY 18, 2005

By:	/s/ Kurt von Emster
	Name:	KURT VON EMSTER
	Title:	Trustee

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

DAYTON C. MISFELDT

By:	/s/ Dayton Misfeldt

Print Name:	Dayton Misfeldt

Title:

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

HAROLD VAN WART

/s/ Harold Van Wart

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

KEY HOLDERS:

/s/ Harold Van Wart
Harold Van Wart

Mark Bagnall

Thomas A. Glaze

Jerrold M. Olefsky

Louis Lange

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

KEY HOLDERS:

Harold Van Wart

Mark Bagnall

Thomas A. Glaze

/s/ Jerrold M. Olefsky
Jerrold M. Olefsky

Louis Lange

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

KEY HOLDERS:

Harold Van Wart

Mark Bagnall

Thomas A. Glaze

Jerrold M. Olefsky

/s/ Louis Lange
Louis Lange

AMENDED AND RESTATED VOTING AGREEMENT

SIGNATURE PAGE

EXHIBIT A

LIST OF INVESTORS

NAME AND ADDRESS

ABBOTT LABORATORIES

ALLIANCEBERNSTEIN VENTURE FUND I, L.P.

ALTA BIOPHARMA PARTNERS III, L.P.

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

ALTA BIOPHARMA PARTNERS GMBH & CO.

BETEILIGUNGS KG

CATHERINE A. BALIN

THE BAY CITY CAPITAL FUND II, L.P.

THE BAY CITY CAPITAL FUND II, CO-INVESTMENT FUND, L.P.

NAME AND ADDRESS

BENCH INTERNATIONAL CONSULTING, LLC

BIOTECH TURNAROUND FUND B.V.

BIRCHMERE VENTURES II, L.P.

BSI SA

VANTAGEPOINT CDP PARTNERS, L.P.

CDP CAPITAL-TECHNOLOGY VENTURES U.S. FUND 2002 L.P.

CHARTER VENTURES ENTREPRENEURS FUND IV, L.P.

CHARTER ADVISORS FUND IV, L.P.

CHARTER VENTURES

NAME AND ADDRESS

CHARTER VENTURES II, L.P.

CHARTER VENTURES IV, L.P.

CIBC WORLD MARKETS CORP.

DEERFIELD SPECIAL SITUATIONS FUND L.P.

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

ALEX FANCELLI

GC & H INVESTMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY

JOHNSON & JOHNSON DEVELOPMENT CORPORATION

NAME AND ADDRESS
KBC PRIVATE EQUITY NV KBC PRIVATE EQUITY FUND – BIOTECH NV KBC EQUITY FUND – PHARMA KBC EQUITY FUND – BIOTECHNOLOGY

NAME AND ADDRESS

LB (SWISS) PRIVATBANK AG, ZURICH

LOMBARD, ODIER & CIE

M&A BANK

MERLIN BIOMED PRIVATE EQUITY FUND, L.P.

MPM BIOEQUITIES MASTER FUND, LP

DAVID MOLOWA

GEORGE DALEY

JASON NUNN

THE KONRAD HANS VON EMSTER III AND ELIZABETH F. VON EMSTER REVOCABLE TRUST DATED JANUARY 18, 2005

KURT WHEELER

NAME AND ADDRESS

LUKE EVNIN

MARY WHEELER

MORANA JOVAN

PAUL WALKER

STEPHEN J. BERGMAN REVOCABLE TRUST DATED 1/22/99

VAUGHN KAILIAN

WILLIAM GREENE

WILLIAM O’LEARY

THE KRESGE FOUNDATION

LEON SMITH

LYSANDER, LLC

MICHAEL KASSEN 2003 GRAT

NEXT CHAPTER HOLDINGS LP

ROPART INVESTMENTS LLC

STEVEN C. TIGHE

THE ELKES FOUNDATION

THE POLLY W GUTH AND JOHN H.J. GUTH CLT #17

THE STUART P. DAVIDSON PROTECTIVE TRUST

NAME AND ADDRESS

UM MULTI-STRATEGY FUND

VICTOR DZAU

ALTANA INNOVATIONSFONDS GMBH

HSBC REPUBLIC BANK (SUISSE) S.A.

VALINCO INVESTMENTS LIMITED

UBS FUND SERVICES (CAYMAN) LTD. REF: DGAM

ALTERNATIVE STRATEGY FUND LP

UBS FUND SERVICES (CAYMAN) LTD. REF: DGAM

ALTERNATIVE STRATEGY FUND II SPC CELL A

NORTHCABIN AND CO. (NOMINEE F/B/O ACORN U.S.A)

NOVO A/S

PICTET FUNDS – LUX

TRIAXIX TRUST AG ZURICH

NAME AND ADDRESS

TROUT PARTNERS LLC

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

C/O T. ROWE PRICE ASSOCIATES, INC.

HAROLD VAN WART

VENROCK PARTNERS, L.P.

VENROCK ASSOCIATES IV, L.P.

VENROCK ENTREPRENEURS FUND IV, L.P.

VERSANT VENTURE CAPITAL II, L.P.

VERSANT SIDE FUND II, L.P.

VERSANT AFFILIATES FUND II-A, L.P.

URSULA VOLLENWEIDER

NAME AND ADDRESS
WARNER-LAMBERT COMPANY STEVEN J. WILLIAMS

EXHIBIT B

LIST OF KEY HOLDERS

Name	No. of Shares of Common Stock

Louis Lange	115,000

Thomas Glaze, Trustee	47,500

Jerrold M. Olefsky	45,950

Harold Van Wart	0

Mark Bagnall	0

Total	208,450